UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 19, 2004

WINN-DIXIE STORES, INC.

(Exact name of registrant as specified in its charter)

Florida	59-0514290
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

5050 Edgewood Court, Jacksonville, Florida	32254-3699
(Address of principal executive offices)	(Zip Code)

(904) 783-5000

(Registrant’s telephone number, including area code)

Unchanged

(Former name, former address and former fiscal year, if changed since last report)

Item 12 Results of Operations and Financial Condition

On August 19, 2004, Winn-Dixie Stores, Inc. issued a press release announcing financial results for the quarter and fiscal year ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2004	Winn-Dixie Stores, Inc.

	By:	/s/ Frank Lazaran
Frank Lazaran
President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Winn-Dixie Stores, Inc., dated August 19, 2004